EXHIBIT 32.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Market Central, Inc. (the "Company") on Form 10-QSB for the period ending May 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Doyal G. Bryant President and Chief Executive Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act, that: (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                           /s/ Doyal G. Bryant
                                           -------------------------------------
                                           Doyal G. Bryant
                                           President and Chief Executive Officer

July 20, 2005